Annual Report

High Yield Fund
May 31, 1998
T. Rowe Price

Report Highlights

High Yield Fund

o Reflecting the strong economy, high-yield bonds led the U.S. fixed income market for the six months ended May 31.

o Issuance of high-yield bonds continued at a record pace, ultimately causing digestion problems.

o The fund's 6- and 12-month returns of 6.35% and 14.51%, respectively, exceeded the First Boston High Yield Index and the Lipper average of similar funds.

o We focused on noncyclical issues and began to increase holdings of BB rated issues.

o While the robust economy should support further gains for high-yield bonds, their supply and demand fundamentals have weakened, and returns for the balance of 1998 could be more modest.

Fellow Shareholders

In an almost ideal environment, high-yield bonds and your fund provided strong returns for the 6- and 12-month periods ended May 31, 1998. The healthy economy remained the major underpinning for the market, as yield-conscious investors felt comfortable buying lower-quality bonds. Nevertheless, after many months of an exceptionally large number of new issues, the high-yield bond market recently began to show signs of fatigue.

Performance Comparison

Periods Ended 5/31/98     6 Months      12 Months
______________________________________________________________

High Yield Fund               6.35%         14.51%

First Boston High Yield Index 5.04          12.26

Lipper High Yield Funds Average5.47         13.29

The fund's attractive returns reflected a rise in share price from $8.43 to $8.85 over the past 12 months combined with substantial and basically steady income. As shown in the performance table, returns compared well with the fund's benchmark index and the Lipper High Yield Funds Average. This advantage was due at least in part to our focus on B rated bonds, a lack of credit problems, and our avoidance of emerging market bonds, many of which were hurt by the turmoil in Asia.

Market Environment

During the six months since our last report to you, the economy continued to provide a virtually perfect backdrop for the high-yield bond market-solid growth, declining inflation, and further declines in interest rates. Corporate earnings growth remained respectable, although some industry sectors and individual companies began to be affected by the slowdown in Asia. In this environment, corporate bond issuers flocked to the market, with the number of new high-yield issues thus far in 1998 breaking previous records. For most of the period under review, demand from a widening array of investors was able to absorb the huge supply. The large number of corporate consolidations, refinancings, and tender offers also benefited high-yield bonds, which often received credit upgrades (and price increases) as a result.

Quality of New High-Yield Issues
                                Five Months Ended
Rating                        1997           1998

BB                              38%            18%

B                               53             53

CCC                              2              9

Not Rated                        7             20

Note: Excludes international and split-rated issues.
Source: Bear, Stearns & Co., Inc.

While this rosy scenario continued in January and February of 1998, it dimmed as the year progressed. Overall economic conditions remained favorable, but the internal dynamics of the high-yield market deteriorated. The quality of the deals coming to market steadily declined, with many more offerings rated CCC or not at all, and fewer in the BB category, as shown in the table. In addition, demand slackened and the volume was no longer readily digested. New issues began to be priced at higher coupons to improve their marketability, and this cast a shadow over trading of seasoned issues in the secondary market. In May, a generally positive month for most high-quality bonds, the high-yield market recorded a slight negative.

Portfolio Review

We made few changes in the fund's sector holdings during the past six months and continued to emphasize noncyclical areas, as you can see in the Sector Diversification table following this letter. Telecommunications, which accounts for over 16% of the high-yield market, remained our largest exposure at approximately 12% of assets. This industry has been a big winner for your fund, as telecom-related bonds have followed the lead of surging telecom stocks. Some of our best performers in this area were competitive local exchange carriers, known as "clecs," which provide customized service through fiber optic networks. Two standouts were Metronet Communications, the only "clec" in Canada, and Colt Telecom, a similar type of company in Europe. In the wireless sector of the telecom industry, our major holding Nextel Communications performed well. Other holdings that contributed to the fund's appreciation included Coleman, which was purchased by Sunbeam, and Premier Parks, a fast-growing entertainment company that bought another of our holdings, Six Flags. Reflecting the methodical and rigorous efforts of our research team, the fund avoided major problems and, for the second straight year, had no holdings go into default.

Quality Diversification pie chart

     AAA, AA, A, BBB                           6%

     BB                                        5%

     B                                        72%

     CCC                                       9%

     CC and below                              1%

     Nonrated (Convertibles and Equities)      7%

Given economic uncertainties arising from the Asian situation and our concerns about the high-yield market's own fundamentals, we continued to focus on companies we believe are solid credit risks in businesses that should be recession-resistant. While B rated issues remained the overwhelming focus of our holdings, we have begun to upgrade the portfolio by adding more BB rated bonds. We participated sparingly in the flood of new offerings, as most did not pass muster with our research analysts. Most new cash was used to expand existing positions.

Outlook

The high-yield market has had a great run, and your fund has provided returns of approximately 14% for each of its past two fiscal years. Even though the economy remains supportive of the high-yield market, at present we do not see any catalyst for the kind of capital appreciation we have enjoyed over the past two years. Previous high-yield gains were driven by falling interest rates and narrowing yield spreads versus high-quality bonds, but interest rates seem unlikely to decline significantly from current levels, and yield spreads are already widening. Down the road, we believe we will see a rise in bond defaults among the weaker issuers who flooded the market in recent months.

In summary, we are cautious. Our outlook is for positive but more modest returns in the coming months, with coupon income probably playing a larger role than price appreciation. We will continue to maintain broad diversification and careful credit research to reduce the fund's risk profile. At the same time, we would remind you that this corner of the bond market is inherently volatile and that higher risk accompanies higher income.

Respectfully submitted,


Mark J. Vaselkiv
Chairman of the Investment Advisory Committee
June 19, 1998

Portfolio Highlights
Key statistics

                          11/30/97        5/31/98

Price Per Share              $8.69          $8.85

Dividends Per Share

     For 6 months             0.38           0.39

     For 12 months            0.75           0.76

Dividend Yield *

     For 6 months             8.93%          8.89%

     For 12 months            9.25           9.11

Weighted Average Maturity
     (years)                  10.0            9.1

Weighted Average
     Effective Duration
     (years)                   4.5            4.2

Weighted Average Quality **      B              B

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.

T. Rowe Price High Yield Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                        Percent of
                        Net Assets
                           5/31/98

Premier Parks                  1.4%

Repap New Brunswick            1.3

Revlon                         1.2

Starwood Hotels & Resorts      1.2

Nextel Communications          1.2

Keebler                        1.1

CSC Holdings                   1.1

Colt Telecom                   1.1

Herff-Jones                    1.1

Communication & Power Industries1.0

AEI Holding                    1.0

Doane Products                 0.9

Courtyard by Marriott II       0.9

Plastic Containers             0.9

Protection One Alarm           0.9

Maxxam Group Holdings          0.9

Coinmach                       0.9

Bally Total Fitness            0.8

Metronet Communications        0.8

Delta Mills                    0.8

American Pacific               0.8

Allied Waste                   0.8

Energy Corporation of America  0.8

Airplane Pass Through Trust    0.8

Bway                           0.8
                             _____
Total                         24.5%

T. Rowe Price High Yield Fund

Portfolio Highlights

SECTOR Diversification

                        Percent of     Percent of
                        Net Assets     Net Assets
                          11/30/97        5/31/98

Telecommunications              12%            12%

Consumer Products                8              9

Service                          8              7

Money Market Funds               4              5

Energy                           5              4

Broadcasting                     4              4

Manufacturing                    3              4

Cable Operators                  7              4

Health Care                      1              4

Food and Tobacco                 4              4

Electronic Components            4              3

Publishing                       1              3

Aerospace and Defense            4              3

Gaming                           3              3

Building Products                3              3

Textiles and Apparel             2              3

Lodging                          1              2

Specialty Chemicals              3              2

Container                        2              2

Supermarkets                     2              2

Retail                           1              2

Paper and Paper Products         1              2

Financial                        6              2

Transportation                   3              2

Metals and Mining                1              2

Entertainment and Leisure        2              2

All Other                        5              4

Other Assets Less Liabilities    -              1
____________________________________________________________
Total                          100%           100%

T. Rowe Price High Yield Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                First Boston        High Yield
              High Yield Index         Fund

5/31/88          $  10,000           $  10,000

5/31/89             11,040              11,128

5/31/90             10,651              10,380

5/31/91             12,387              11,081

5/31/92             15,755              13,521

5/31/93             18,279              15,954

5/31/94             19,547              16,326

5/31/95             21,700              17,483

5/31/96             23,968              19,067

5/31/97             27,175              21,640

5/31/98             30,505              24,780


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 5/31/98  1 Year 3 Years 5 Years10 Years
_________________________________________________________________

High Yield Fund        14.51%  12.33%   9.21%   9.50%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price High Yield Fund


                    Year                    3 Months+    Year
                   Ended                        Ended   Ended
                 5/31/985/31/975/31/965/31/95 5/31/94 2/28/94

NET ASSET VALUE

Beginning of
period             $8.43  $8.13  $8.16  $8.37  $ 9.15  $8.58

Investment activities
Net investment income0.77  0.75   0.73   0.75    0.18   0.81

Net realized and
unrealized gain (loss)0.41 0.30  (0.02) (0.20)  (0.78)  0.57

Total from
investment activities1.18  1.05   0.71   0.55   (0.60)  1.38
Distributions

Net investment income(0.76)(0.75)(0.74) (0.76)  (0.18) (0.81)

NET ASSET VALUE

End of period      $8.85  $8.43  $8.13  $8.16  $ 8.37  $9.15
          __________________________________________________

Ratios/Supplemental Data
Total return*      14.51% 13.49%  9.06%  7.09%  (6.52)%16.59%

Ratio of expenses to
average net assets 0.81%   0.84%  0.85%  0.88%   0.85%!0.85%

Ratio of net investment
income to average
net assets         8.78%   9.15%  8.89%  9.27%   8.37%! 8.99%

Portfolio turnover
rate              129.6%  111.3% 100.1% 74.2%   62.5%! 107.0%

Net assets, end
of period
(in millions)      $1,725 $1,401 $1,229 $1,208 $1,241  $1,624

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
!   Annualized.
+   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund
                                               May 31, 1998
Statement of Net Assets
                                   Par/Shares       Value
                                               In thousands
CORPORATE BONDS AND NOTES  85.9%

Advertising  0.3%

Outdoor Communications,
     Sr. Sub. Notes, 9.25%, 8/15/07$    5,000  $    5,100

                                                    5,100
Aerospace & Defense  2.8%
Communications & Power Industries
     Sr. Sub. Notes, 12.00%, 8/1/05    15,900      17,808

Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07 10,625      10,904

L 3 Communications,
     Sr. Sub. Notes, 10.375%, 5/1/07    9,300      10,277

Stellex Industries,
     Sr. Sub. Notes, 9.50%, 11/1/07     8,675       8,588

                                                   47,577
Automobiles and Related  1.2%

Advance Stores,
     Sr. Sub. Notes, (144a),
     10.25%, 4/15/08                    7,725       7,957

Diamond Triumph Automotive,
     Sr. Notes, (144a)9.25%, 4/1/08     5,600       5,684

Trident Automotive PLC
     Sr. Sub. Notes, (144a), 10.00%,
     12/15/05                           7,000       7,630

                                                   21,271
Broadcasting  2.7%

Azteca Holdings,
     Sr. Secured Notes, 11.00%, 6/15/02 2,800       2,849

Benedek Broadcasting,
     Sr. Notes, 11.875%, 3/1/05         9,900      11,137

Chancellor Radio Broadcasting
     Sr. Sub. Notes, (144a),
     8.125%, 12/15/07                   4,750       4,750

Muzak, Gtd. Sr. Notes, 10.00%, 10/1/03 10,200      10,608

Sinclair Broadcast Group,
     Sr. Sub. Notes, 8.75%, 12/15/07   11,050      11,216

TV Azteca, Gtd. Sr. Notes, 10.50%, 2/15/076,600     6,782

                                                   47,342

Building Products  2.6%

American Builders & Contractors Supply
     Sr. Sub. Notes, 10.625%, 5/15/07   7,775       7,950

Falcon Building Products
     Gtd. Sr. Sub. Notes, 9.50%, 6/15/074,500       4,590

JTM Industries,
     Sr. Sub. Notes, (144a),
     10.00%, 4/15/08                   11,075      11,324

Maxxam Group Holdings
     Sr. Notes, 11.25%, 8/1/03          5,500       5,803

     Sr. Secured Notes, 12.00%, 8/1/03  8,500       9,201

Werner Holdings,
     Sr. Sub. Notes, (144a),
     10.00%, 11/15/07                   5,250       5,460

                                                   44,328
Building and Real Estate  0.3%

LNR Property, Sr. Sub. Notes,
     (144a), 9.375%, 3/15/08       $    5,000  $    5,025

                                                    5,025
Cable Operators  3.2%

Falcon Holding Group,
     Sr. Disc. Deb., (144a), STEP
     Zero Coupon, 4/15/10               5,375       3,346

Frontiervision, Sr. Sub. Notes,
     11.00%, 10/15/06                   6,400       7,104

Frontiervision Operating Partners,
     Sr. Disc. Notes, STEP
     Zero Coupon,  9/15/07              5,000       3,863

Fundy Cable, Sr. Secured
     2nd Priority Notes 11.00%, 11/15/0510,000     11,000

Mediacom Capital, Sr. Notes,
     (144a), 8.50%, 4/15/08             5,800       5,698

Northland Cable Television,
     Sr. Sub. Notes, 10.25%, 11/15/07  12,000      12,690

TeleWest PLC, Sr. Deb., 9.625%, 10/1/06 2,275       2,389

UIH Australia Pacific, Sr. Disc. Notes,
     STEP Zero Coupon, 5/15/06          4,940       3,409

United International Holdings,
     Sr. Disc. Notes, STEP
     Zero Coupon, 2/15/08               8,100       5,042
     54,541

Conglomerates  0.6%
ICF Kaiser International,
     Sr. Notes, 13.00%, 12/31/03        9,100      10,056
     10,056

Consumer Products  8.6%

American Safety Razor,
     Sr. Notes, 9.875%, 8/1/05         12,000      12,900

Bally Total Fitness,
     Sr. Sub. Notes, 9.875%, 10/15/07  14,000      14,560

Chattem, Sr. Sub. Notes, 12.75%, 6/15/049,840      11,095

Doane Products, Sr. Notes, 10.625%, 3/1/0615,000   16,275

Hedstrom Holdings
     Sr. Disc. Notes, STEP,
     Zero Coupon, 6/1/09                4,050       2,516

     Sr. Sub. Notes, 10.00%, 6/1/07     7,100       7,277
Herff Jones,
     Sr. Sub. Notes, 11.00%, 8/15/05   17,175      18,807

Holmes Products,
     Gtd. Notes, 9.875%, 11/15/07       8,000       8,200

Keebler, Sr. Sub. Notes, 10.75%, 7/1/0614,500      16,494

Purina Mills,
     Sr. Sub. Notes, (144a),
     9.00%, 3/15/10                9,875       10,196

Revlon Consumer Products,
     Sr. Sub. Notes, 8.625%, 2/1/08     9,950       9,875

Revlon Worldwide, Sr. Secured Disc. Notes
     Zero Coupon, 3/15/01              15,000      11,587

Windy Hill Pet Food,
     Sr. Sub. Notes, 9.75%, 5/15/07$    8,275  $    8,937

                                                  148,719

Container  2.1%

Applied Extrusion Technology,
     Sr. Notes, 11.50%, 4/1/02          3,850       4,081

Bway, Sr. Sub. Notes, 10.25%, 4/15/07  12,000      13,080

Furon, Sr. Sub. Notes,
     (144a), 8.125%, 3/1/08             3,000       2,970

Plastic Containers,
     Sr. Secured Notes, 10.00%, 12/15/0614,795     16,053

                                                   36,184

Electronic Components  3.0%

Celestica International,
     Gtd. Sr. Sub. Notes,
     10.50%, 12/31/06                   8,350       9,164

DII Group, Sr. Sub. Notes, 8.50%, 9/15/0711,800    11,682

Fairchild Semiconductor,
     Sr. Sub. Notes, 10.125%, 3/15/07   6,000       6,210

Hadco, Sr. Sub. Notes, (144a),
     9.50%, 6/15/08                     7,150       7,168

MCMS, Sr. Sub. Notes, (144a),
     9.75%, 3/1/08                      9,250       9,065

Viasystems, Sr. Sub. Notes,
     9.75%, 6/1/07                      8,150       8,496

                                                   51,785

Energy  4.1%

Bellwether Exploration,
     Sr. Sub. Notes, 10.875%, 4/1/07    7,400       7,844

Benton Oil & Gas
     Sr. Notes
     9.375%, 11/1/07                    3,000       2,940

     11.625%, 5/1/03                    2,420       2,553

Energy Corporation of America, Sr.
     Sub. Notes
     9.50%, 5/15/07                    13,375      13,224

Flores & Rucks,
     Sr. Sub. Notes, 9.75%, 10/1/06     6,850       7,501

Kelley Oil & Gas,
     Sr. Sub. Notes, 10.375%, 10/15/06  8,625       8,884

Plains Resources,
     Sr. Sub. Notes, 10.25%, 3/15/06   12,185      13,038

Rutherford Moran Oil,
     Sr. Sub. Notes, 10.75%, 10/1/04    9,525      10,239

Universal Compression,
     Sr. Disc. Notes, (144a), STEP
     Zero Coupon, 2/15/08               6,000       3,795

                                                   70,018

Entertainment and Leisure  1.3%

Hollywood Theaters,
     Sr. Sub. Notes, 10.625%, 8/1/07    2,900       3,074

Premier Parks, Sr. Disc. Notes, STEP
     Zero Coupon, 4/1/08                3,500       2,231

Six Flags Entertainment,
     Gtd. Sr. Notes, 8.875%, 4/1/06     3,325       3,358

Six Flags Theme Parks,
     Sr. Sub. Disc. Notes, STEP
     Zero Coupon, 6/15/05              12,100      13,658

                                                   22,321

Financial  1.4%

Bank United, Trust Pfd.
     Securities, 10.25%, 12/31/26  $    7,500  $    8,081

First Federal Financial, 11.75%, 10/1/042,200       2,475

Ocwen Capital Trust I, 10.875%, 8/1/27  3,950       4,306

Ocwen Financial, Sr. Notes, 11.875%,
     10/1/03                            4,800       5,472

Resource America, Sr. Notes, 12.00%, 8/1/043,000    3,210

                                                   23,544

Food and Tobacco  3.7%

Ameriserve Food Distribution,
     Sr. Sub. Notes 10.125%, 7/15/07   12,275      13,011

Archibald Candy, Sr. Secured Notes,
     10.25%, 7/1/04                     8,500       9,052

B&G Foods, Sr. Sub. Notes, 9.625%, 8/1/079,195      9,356

Del Monte Foods,
     Sr. Disc. Notes, (144a), STEP
     Zero Coupon, 12/15/07             10,200       6,630

Eagle Family Foods,
     Sr. Sub. Notes, (144a), 8.75%, 1/15/085,000    4,875

International Home Foods,
     Gtd. Sr. Sub. Notes 10.375%, 11/1/065,450      5,995

Smithfield Foods,
     Sr. Sub. Notes, (144a),
     7.625%, 2/15/08                    4,625       4,637

Southern Foods Group,
     Sr. Sub. Notes, (144a)
     9.875%, 9/1/07                    10,500      10,815

                                                   64,371
Gaming  2.6%

Casino America,
     Sr. Notes, 12.50%, 8/1/03          4,750       5,344

Eldorado Resorts,
     Sr. Sub. Notes, 10.50%, 8/15/06    6,000       6,600

Grand Casino,
     1st Mtg. Notes, 10.125%, 12/1/03   5,100       5,508

Hard Rock Hotel,
     Sr. Sub. Notes, (144a), 9.25%, 4/1/056,000     6,120

Horseshoe Gaming,
     Sr. Sub. Notes, 9.375%, 6/15/07    9,850      10,490

Rio Hotel & Casino,
     Sr. Sub. Notes, 10.625%, 7/15/05   9,570      10,336

                                                   44,398

Health Care  3.8%

Alliance Imaging,
     Sr. Sub. Notes, 9.625%, 12/15/05   8,000       8,280

Dade International,
     Sr. Sub. Notes, 11.125%, 5/1/06    9,500      10,759

Genesis Health Ventures,
     Sr. Sub. Notes, 9.25%, 10/1/06     3,975       3,995

Hudson Respiratory Care,
     Sr. Sub. Notes, (144a)
     9.125%, 4/15/08                    6,000       6,045

Integrated Health Services,
     Sr. Sub. Notes, 9.50%, 9/15/07     6,000       6,225

Kinetic Concepts,
     Sr. Sub. Notes, 9.625%, 11/1/07    5,850       5,938

Oxford Health Plans,
     Sr. Notes, (144a), 11.00%, 5/15/05 3,800       3,876

Paragon Health Network,
     Sr. Sub. Disc. Notes, STEP
     Zero Coupon, 11/1/07          $    8,150  $    5,297

Quest Diagnostic, Gtd. Sr. Sub. Notes,
     10.75%, 12/15/06                   8,750       9,800

Sun Healthcare Group,
     Sr. Sub. Notes, (144a), 9.50%, 7/1/074,850     4,874
     65,089

Lodging  2.5%

Courtyard by Marriott II,
     Sr. Secured Notes, 10.75%, 2/1/08 14,550      16,059

Red Roof Inns, Sr. Notes, 9.625%, 12/15/034,850     5,020

Starwood Hotels & Resorts,
     Sr. Secured Notes, VR 7.898%, 2/23/0321,250   21,250
                                                   42,329

Manufacturing  4.3%

AMTROL, Sr. Sub. Notes, 10.625%,
     12/31/06                      6,625       6,791

Columbus McKinnon,
     Sr. Sub. Notes, (144a), 8.50%, 4/1/088,375     8,291

Goss Graphic Systems,
     Sr. Sub. Notes, 12.00%, 10/15/06   7,470       7,937

Grove Holdings, Sr. Disc. Deb.,
     (144a), STEP
     Zero Coupon, 5/1/09                2,850       1,667

Grove Worldwide,
     Sr. Sub. Notes, (144a),
     9.25%, 5/1/08                      3,800       3,800

Hawk, Sr. Notes, 10.25%, 12/1/03        8,450       9,147

HCC Industries, Sr. Sub. Notes,
     10.75%, 5/15/07                   12,250      12,985

International Wire
     Sr. Sub. Notes
     11.75%, 6/1/05                     8,652       9,517

Key Components, Sr. Notes,
     (144a), 10.50%, 6/1/08             2,000       2,005

Numatics, Sr. Sub. Notes,
     (144a), 9.625%, 4/1/08             4,000       4,070

Paragon Corporate Holdings,
     Sr. Notes, (144a)
     9.625%, 4/1/08                     8,450       8,112
74,322

Metals and Mining  1.6%

AEI Holding, Sr. Notes,
     (144a), 10.00%, 11/15/07          17,410      17,453

International Utility Structures,
     Sr. Sub. Notes, (144a)
     10.75%, 2/1/08                     3,000       3,090

P&L Coal Holdings, Sr. Notes,
     (144a), 8.875%, 5/15/08            6,750       6,919

                                                   27,462

Paper and Paper Products  1.9%

Repap New Brunswick
     Sr. Secured 1st Priority Notes,
     (144a)9.00%, 6/1/04                7,400       7,483

     Sr. Notes, 10.625%, 4/15/05       13,750      14,094

Riverwood International

     Sr. Notes 10.25%, 4/1/06      $    6,700  $    6,901

     10.625%, 8/1/07                    4,800       5,046

                                                   33,524

Printing and Publishing  2.6%

American Lawyers Media Holdings

     Sr. Disc. Notes, (144a), STEP
     Zero Coupon, 12/15/08              5,275       3,402

     Sr. Sub. Notes, (144a),
     9.75%, 12/15/07                    5,000       5,200

Hollinger International Publishing,
     Gtd. Notes, 9.25%, 3/15/07         8,000       8,360

Liberty Group, Sr. Sub. Notes,
     (144a), 9.375%, 2/1/08             5,750       5,887

Sun Media
     Sub. Notes
     9.50%, 2/15/07                     4,875       5,192

     9.50%, 5/15/07                     2,925       3,100

Transwestern Holdings, Sr. Disc. Notes, STEP
     Zero Coupon, 11/15/08              9,450       6,379

Transwestern Publishing,
     Sr. Sub. Notes, 9.625%, 11/15/07   3,900       4,076

Ziff Davis, Sr. Sub. Notes, 8.50%, 5/1/084,000      4,030

                                                   45,626

Restaurants  0.7%

Krystal, Sr. Notes, 10.25%, 10/1/07     5,000       5,100

Mrs. Fields Original, Gtd.
     Sr. Notes, (144a), 10.125%, 12/1/047,100       6,976

                                                   12,076

Retail  2.0%

Finlay Fine Jewelry,
     Sr. Notes, 8.375%, 5/1/08         10,000      10,075

MTS, Sr. Sub. Notes, (144a), 9.375%, 5/1/055,400    5,373

Nine West Group, Sr. Notes,
     (144a), 8.375%, 8/15/05            8,250       8,085

Safelite Glass, Sr. Sub. Notes,
     (144a), 9.875%, 12/15/06          10,000      10,600

                                                   34,133

Service  7.0%

Allied Waste, Sr. Sub. Notes,
     10.25%, 12/1/06                    8,625       9,509

Allied Waste Industries, Sr. Disc.
     Notes, STEP Zero Coupon, 6/1/07    5,250       3,859

AP Holdings, Sr. Disc. Notes, (144a),
     STEP Zero Coupon, 3/15/08          4,300       2,623

APCOA, Sr. Sub. Notes,
     (144a), 9.25%, 3/15/08            10,000      10,000

Coinmach, Sr. Sub. Notes,
     11.75%, 11/15/05              $   13,275  $   14,768

DecisionOne, Sr. Sub. Notes,
     9.75%, 8/1/07                      7,150       6,793

Host Marriott Travel,
     Sr. Notes, 9.50%, 5/15/05          9,000       9,518

Intertek Finance,
     Sr. Sub. Notes, 10.25%, 11/1/06   12,005      12,725

Loomis Fargo & Company,
     Sr. Sub. Notes, 10.00%, 1/15/04    4,000       4,040

Mastec, Sr. Sub. Notes,
     (144a), 7.75%, 2/1/08              9,000       8,550

MSX International,
     Sr. Sub. Notes,
     (144a), 11.375%, 1/15/08          10,600      11,024

Protection One Alarm,
     Gtd. Sr. Disc. Notes, STEP
     Zero Coupon, 6/30/05              11,900      13,536

Rural/Metro, Sr. Notes,
     (144a), 7.875%, 3/15/08            7,350       7,368

Sitel, Sr. Sub. Notes,
     (144a), 9.25%, 3/15/06             6,000       6,120

                                                  120,433

Specialty Chemicals  2.3%

American Pacific, Sr. Notes,
     (144a), 9.25%, 3/1/05             13,000      13,422

Koppers Industry,
     Sr. Sub. Notes, 9.875%, 12/1/07    7,125       7,339

Octel Developments PLC,
     Sr. Notes, (144a), 10.00%, 5/1/06  8,950       9,140

Sovereign Specialty Chemicals,
     Sr. Sub. Notes, (144a)9.50%, 8/1/0710,000     10,400

                                                   40,301

Supermarkets  2.0%

Community Distributors,
     Sr. Notes, 10.25%, 10/15/04        3,800       3,952

Jitney-Jungle Stores,
     Sr. Sub. Notes, 10.375%, 9/15/07  10,500      10,999

Shoppers Food Warehouse,
     Sr. Notes, 9.75%, 6/15/04         10,000      10,950

The Pantry, Sr. Sub. Notes,
     10.25%, 10/15/07                   8,650       8,953
34,854

Telecommunications  10.7%

21st Century Telecom Group,
     Sr. Disc. Notes, (144a), STEP
     Zero Coupon, 2/15/08              10,375       5,940

Allegiance Telecom, Sr. Notes,
     (144a), STEP
     Zero Coupon, 2/15/08              12,600       6,930

Call-Net Enterprises, Sr. Disc. Notes, STEP
     Zero Coupon, 8/15/07               3,000       2,130

Colt Telecom
     Sr. Notes, (DEM), 8.875%, 11/30/0710,401       6,354
     Units, (Each Unit consists of a
     $1,000 par Sr. Disc. Note, STEP,
     Zero Coupon, 12/15/06 and 1 Warrant)12,300    12,484

FirstWorld Communications, Units
     (Each Unit consists of a $1,000 par
     Sr. Note, (144a), STEP, Zero Coupon,
     4/15/08 and 1 Warrant)        $   10,500  $    5,224

Globalstar
     Sr. Notes, 11.375%, 2/15/04        3,325       3,284
     Sr. Notes, (144a), 11.50%, 6/1/05  2,850       2,814


ICG Holdings, Sr. Disc. Notes,
     STEP, Zero Coupon, 9/15/05         6,850       5,840

ICG Services, Sr. Disc. Notes,
     (144a), STEP Zero Coupon, 5/1/08   6,250       3,750

Intermedia Communications of Florida
     Sr. Disc. Notes, STEP
     Zero Coupon, 5/15/06               2,850       2,330

     Zero Coupon, 7/15/07               5,375       3,951

IXC Communications, Sr. Sub. Notes,
     (144a), 9.00%, 4/15/08             3,725       3,683

KMC Telecom Holdings, Units
     (Each Unit consists of a $1,000 par
     Sr. Disc. Note, (144a), STEP,
     Zero Coupon, 2/15/08 and 1 Warrant)4,850       2,910

Level 3 Communications,
     Sr. Notes, (144a), 9.125%, 5/1/08  3,000       2,914

Metronet Communications
     Sr. Disc. Notes, STEP,
     Zero Coupon, 11/1/07               6,200       4,185

     Sr. Notes, 12.00%, 8/15/07         8,250       9,487

Microcell Telecommunications
     Sr. Disc. Notes, (CAD), STEP
     Zero Coupon, 10/15/07              5,000       2,194
     Sr. Disc. Notes, STEP,
     Zero Coupon, 6/1/06               13,000       9,620

Nextel Communications
     Sr. Disc. Notes, STEP
     Zero Coupon, 8/15/04               9,900       9,578

     Zero Coupon, 9/15/07               4,600       3,059

     Zero Coupon, 10/31/07              7,350       4,741

Nextlink Communications,
     Sr. Notes, 12.50%, 4/15/06         9,125      10,402

Omnipoint, Sr. Notes, 11.625%, 8/15/06  3,850       4,120

Page America Group, PIK,
     15.00%, 6/30/98 *!+ @              9,800       9,177

PSI Net, Sr. Notes, (144a), 10.00%, 2/15/059,300    9,439

Qwest Communications, Sr. Disc. Notes, STEP
     Zero Coupon, 10/15/07              8,075       5,955

Satelites Mexicanos,
     Sr. Notes, (144a),
     10.125%, 11/1/04              $    4,700  $    4,677

Sprint Spectrum,
     Sr. Notes, 11.00%, 8/15/06         7,000       8,067

Startec Global Communications, Units
     (Each Unit consists of a $1,000 par
     Sr. Note, (144a), 12.00%, 5/15/08
     and 1 Warrant)                     6,725       6,725

Triton PCS, Sr. Sub. Disc. Notes,
     (144a), STEP Zero Coupon, 5/1/08   3,850       2,300

Verio, Sr. Notes, (144a), 10.375%, 4/1/054,400      4,576

Vialog, Sr. Notes, 12.75%, 11/15/01     2,425       2,534

Viatel, Units
     (Each Unit consists of a $1,000 par
     Sr. Disc. Note, STEP, Zero Coupon, 4/15/08
     and .49 Shares of Pfd. Stock)      5,800       3,451

                                                  184,825

Textiles and Apparel  2.3%

Anvil Knitwear, Sr. Notes, 10.875%, 3/15/074,750    4,869

Delta Mills, Sr. Notes, 9.625%, 9/1/07 13,500      13,837

Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/077,450       7,692

Glenoit, Sr. Sub. Notes, 11.00%, 4/15/075,700       6,113

J.P. Stevens, Deb., 9.00%, 3/1/17       6,828       7,084

Plaid Clothing Group,
     Sr. Sub. Notes, 11.00%, 8/1/03 *   8,650          11

                                                   39,606

Transportation  1.7%

Clark Materials Handling,
     Sr. Notes, 10.75%, 11/15/06        4,000       4,280

Greyhound Lines, Sr. Notes, 11.50%, 4/15/076,750    7,493

Stena AB, Sr. Notes, 8.75%, 6/15/07     7,000       7,035

TravelCenters of America,
     Sr. Sub. Notes, 10.25%, 4/1/07    10,750      11,314

                                                   30,122

Total Corporate Bonds and Notes
     (Cost  $1,447,551)                         1,481,282

EQUITY AND CONVERTIBLE SECURITIES  7.3%

Automobiles and Related  0.0%

Hayes Wheels International,
     Warrants, 7/1/03 *                    18         291

                                                      291

Beverages  0.7%

Dr Pepper Bottling Holdings,
     Common Stock, (Class A) *!@          397      12,294

                                                   12,294

Broadcasting  1.6%

American Radio Systems,
     PIK, Exch. Pfd. Stock         $       76  $    9,007

Capstar Broadcasting Partners,
     PIK, Sr. Exch. Pfd. Stock             71       8,346

Citadel Broadcasting, Exch. Pfd. Stock     48       6,026

Spanish Broadcasting System
     PIK, Sr. Exch. Pfd. Stock              3       3,599
     Warrants, 6/30/99 *                    3         615

                                                   27,593

Building and Real Estate  0.1%

Camden Property Trust, REIT, Common Stock  50       1,528

                                                    1,528

Cable Operators  1.1%

CSC Holdings
     PIK, Pfd. Stock, (Series H)           35       4,156

     PIK, Pfd. Stock, (Series M)          129      14,835

Peachtree Cable Associates Ltd.,
     Common Stock *!@                      10         170

Time Warner, Common Stock                   1          60

UIH Australia Pacific,
     Warrants, 5/15/06*                     5          18

Wireless One, Warrants 10/19/00 *          19           -

                                                   19,239

Conglomerates  0.0%

ICF Kaiser International,
     Warrants, 12/31/99 *                  37          37

                                                       37

Consumer Products  0.2%

Hedstrom Holdings, Common Stock *         246         307

Keebler Foods, Common Stock *             100       2,906

                                                    3,213

Electronic Components  0.1%

MCMS, Sr. Exch. Pfd. Stock, (144a)         20       1,980

                                                    1,980

Energy  0.3%

Clark USA, PIK, Cum. Sr. Exch. Pfd. Stock  50       5,324

                                                    5,324

Entertainment and Leisure  0.3%

Premier Parks
     Common Stock *                        40       2,125

     Conv. Pfd. Stock                      38       2,048

                                                    4,173
Financial  0.4%

Bay View Capital Trust, Common Stock$      50  $    1,611

Imperial Credit Commercial
     Mortgage Investment,
     REIT Common Stock                    193       2,672

River Holding, PIK, Exch. Pfd. Stock       20       2,000

                                                    6,283

Gaming  0.0%

Becker Gaming, Warrants, 11/15/00 *!@     425         106

Hollywood Casino, Common Stock, (Class A) *93         181

President Casinos,
     Warrants, (144a), 9/30/99 *!@        214          11

                                                      298

Health Care  0.0%

Wright Medical Technology,
     Warrants, 6/30/03 *!@                 38         381

                                                      381

Metals and Mining  0.1%

International Utility Structures
     Common Stock, (CAD) *                 25          75

     Pfd. Stock                             1       1,105

                                                    1,180

Printing and Publishing  0.2%

Primedia, Exch. Pfd. Stock, (144a)         40       3,960

                                                    3,960

Retail  0.0%

Lamonts Apparel
     Common Stock *                         3           2
     Warrants, 1/31/08 *+                   1           1

                                                        3

Service  0.2%

Efficient Market Services,
     Conv. Pfd. Stock *!+@                364         480

Protection One, Common Stock              200       2,081

                                                    2,561

Specialty Chemicals  0.1%

Furon, Common Stock                       150       2,391

                                                    2,391

Telecommunications  1.7%

Allegiance Telecom, Warrants, 2/3/08 *     13           -

Clearnet Communications,
     Warrants, 9/15/05 *                   57         512

E. Spire Communications
     PIK, Jr. Red. Pfd. Stock      $       41  $    4,673

     Warrants, 11/1/05 *                   12       1,332

Globalstar, Warrants, (144a), 2/15/04 *     7         931

Intermedia Communications of Florida
     PIK, Exch. Pfd. Stock                 46       5,483

     Warrants, 6/1/00 *                     2         142

Metronet Communications, Warrants, 8/15/07 *8         313

Microcell Telecommunications
     Warrants, (144a), 6/15/06 *           33         548

Nextel Communications
     Common Stock *                        12         286

     PIK, Exch. Pfd. Stock                 28       3,102

Page America Group
     Common Stock *!+@                  1,109         147

     Warrants *!+@                        711           -

     Conv. Pfd. Stock, (Series I) *!+@     20         284

Pegasus Communications,
     PIK, Exch. Pfd. Stock                  6       7,311

Powertel, Warrants, 2/1/06 *               64         576

RSL Commincations, Warrants,
     (144a), 11/15/06 *                     3         273

Rural Cellular, PIK, Sr. Exch. Pfd. Stock   4       3,828

Vialog, Warrants, 11/15/01 *                2         146

                                                   29,887

Textiles and Apparel  0.2%

Anvil Holdings, PIK,
     Sr. Exch. Pfd. Stock, (Series B)     166       4,161

                                                    4,161

Total Equity and Convertible
     Securities (Cost  $117,180)                  126,777

ASSET-BACKED SECURITIES  0.8%

Airlines  0.8%

Airplane Pass Through Trust,
     10.875%, 3/15/19                  11,955      13,180

Total Asset-Backed
     Securities (Cost  $12,040)                    13,180

Money Market Funds  5.0%

Reserve Investment Fund, 5.67% #       86,728      86,728

Total Money Market Funds (Cost  $86,728)           86,728

Total Investments in Securities

99.0% of Net Assets (Cost  $1,663,499)         $1,707,967

Other Assets Less Liabilities                      16,608

NET ASSETS                                     $1,724,575

                                              ___________
Net Assets Consist of:

Accumulated net investment income -
     net of distributions                      $    2,060

Accumulated net realized gain/loss -
     net of distributions                        (136,035)

Net unrealized gain (loss)                         44,468

Paid-in-capital applicable to
194,821,913 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized                 1,814,082

NET ASSETS                                     $1,724,575
                                             ____________

NET ASSET VALUE PER SHARE                      $     8.85
                                             ____________


!    Private Placement
*    Non-income producing
+    Security valued by the Fund'sBoard of Directors
#    Seven-day yield
CAD  Canadian dollar
DEM  German deutschemark
PIK  Payment-in-Kind
REIT Real Estate Investment Trust
STEP Stepped Coupon Bond for which the interest rate will adjust on specified future dates.
VR   Variable Rate
144a Security was purchased pursuant to Rule 144a under the Securities
     Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 22.9% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund

Statement of Operations
In thousands

                                         Year
                                        Ended
                                      5/31/98

Investment Income

Income

     Interest income               $  141,439

     Dividend income                    9,325

     Total income                     150,764

Expenses

     Investment management              9,797

     Shareholder servicing              2,398

     Custody and accounting               177

     Prospectus and shareholder reports   164

     Registration                          41

     Legal and audit                       32

     Directors                             17

     Miscellaneous                         36

     Total expenses                    12,662

Net investment income                 138,102

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

     Securities                        60,999

     Foreign currency transactions      (388)

     Net realized gain (loss)          60,611

Change in net unrealized gain or
     loss on securities                11,632

Net realized and unrealized gain (loss)72,243

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS             $  210,345
                                      _______

The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund

Statement of Changes in Net Assets
In thousands
                                         Year
                                        Ended
                                      5/31/98     5/31/97

Increase (Decrease) in Net Assets

Operations

Net investment income              $  138,102  $  119,566

     Net realized gain (loss)          60,611     (4,192)

     Change in net unrealized gain or loss11,632   49,415

     Increase (decrease) in net assets
     from operations                  210,345     164,789

Distributions to shareholders
     Net investment income          (137,504)   (119,015)

Capital share transactions*

     Shares sold                      383,723     273,226

     Distributions reinvested         112,470      95,950

     Shares redeemed                (245,938)   (242,907)

     Redemption fees received             160         152

     Increase (decrease) in net
     assets from capital
     share transactions               250,415     126,421

Net Assets

Increase (decrease) during period     323,256     172,195

Beginning of period                 1,401,319   1,229,124

End of period                      $1,724,575  $1,401,319
                                    _________   _________
*Share information

Shares sold                            43,796      33,021

     Distributions reinvested          12,824      11,597

     Shares redeemed                 (28,057)    (29,450)

     Increase (decrease) in
     shares outstanding                28,563      15,168

The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund
May 31, 1998
Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1984.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums on high-yield debt securities, other than PIK and STEP bonds, are recognized upon disposition of the security as gain or loss for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Original issue discounts, and all premiums and discounts on PIK and STEP bonds, are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 1998, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $2,086,246,000 and $1,872,436,000, respectively, for the year ended May 31, 1998. Purchases and sales of U.S. government securities aggregated $79,791,000 and $79,400,000, respectively, for the year ended May 31, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $144,842,000, of which $39,796,000 expires in 1999, $6,571,000 in 2002, and $98,475,000 thereafter through 2005. Capital loss carryforwards utilized in 1998 amounted to $60,500,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, primarily the expiration of capital loss carryforwards, the following reclassifications were made during the year ended May 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net realized gain$27,551,000
     Paid-in-capital             (27,551,000)

At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,663,499,000, and net unrealized gain aggregated $44,468,000, of which $74,246,000 related to appreciated investments and $29,778,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $905,000 was payable at May 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,400,000 for the year ended May 31, 1998, of which $155,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 26.3% of the outstanding shares of the High Yield Fund at May 31, 1998. For the year then ended, the fund was allocated $901,000 of Spectrum expenses, $69,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1998, totaled $2,047,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price High Yield Fund

Tax Information (Unaudited) for the Tax Year Ended 5/31/98
T. Rowe Price High Yield Fund

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For corporate shareholders, $8,416,000 of the fund's distributed income qualified for the dividends-received deduction.

Report of Independent Accountants
To the Board of Directors and Shareholders of T. Rowe Price High Yield
Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998, by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:  1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price High Yield Fund.(registered trademark)

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



T. Rowe Price Investment Services, Inc., Distributor.F57-050  5/31/98